General (Policies)	3 Months Ended
Mar. 31, 2013
Accounting Policies [Abstract]
Earnings Per Share
The Company calculates basic earnings per share by dividing net income by the weighted average number of shares outstanding. Diluted earnings per share is computed by dividing net income by the weighted average number of shares outstanding during the period as adjusted for the dilutive effect of the Company’s stock option and restricted stock awards. The effect of stock option and restricted stock awards is not included in the computation for periods in which a net loss occurs, because to do so would be anti-dilutive.
The Company's diluted earnings per share calculation excludes 1.1 million stock equivalents for the three months ended March 31, 2013 due to their anti-dilutive effect. The Company's diluted earnings per share calculation for the three months ended March 31, 2012 excludes 6.0 million stock equivalents that would have potentially been included if the Company had generated net income for the period, but are excluded as the Company generated a net loss during the period.

Fair Value Measurements
Fair value measurements are generally based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. The Company uses the fair value hierarchy included in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820-10, Fair Value Measurements and Disclosure ("ASC 820-10"), which is intended to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy consists of the following three levels:
Level 1 — Inputs are quoted prices in active markets for identical assets or liabilities.
Level 2 — Inputs are quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable and market-corroborated inputs which are derived principally from or corroborated by observable market data.
Level 3 — Inputs are derived from valuation techniques in which one or more significant inputs or value drivers are unobservable.